BUSINESS ACQUISITION	12 Months Ended
Dec. 31, 2017
BUSINESS ACQUISITION
BUSINESS ACQUISITION

NOTE 5    BUSINESS ACQUISITION

On June 8, 2015, the Company announced an agreement with AngloGold Ashanti Limited to acquire 100% ownership in the Cripple Creek & Victor (“CC&V”) gold mining business in Colorado. CC&V is a surface mine with heap leach operations that provides ore to a crusher and leaching facilities. During 2015, the Company received $675 in net proceeds from a common stock issuance. Newmont used the proceeds, supplemented with cash from the Company’s balance sheet, to fund the acquisition. On August 3, 2015, the Company completed the acquisition of CC&V for $821, plus a 2.5% net smelter return royalty on future gold production from underground ore which had no fair value at the acquisition date. In connection with the acquisition, the Company incurred acquisition costs of $12 for the year ended December 31, 2015 which were recorded in Other expense, net.

The acquisition is not material to the Company's results of operations, individually or in the aggregate; as a result, no pro forma financial information is provided.

The Company retained an independent third-party appraiser to assist in the valuation. In valuing acquired assets and assumed liabilities, fair values were based on, but not limited to quoted market prices, where available; expected future cash flows; current replacement cost for similar capacity for certain fixed assets; market rate assumptions for contractual obligations; and appropriate discount rates.

The fair value measurement of inventories, stockpiles and ore on leach pads, property, plant and mine development, and reclamation and remediation were based, in part, on significant inputs not observable in the market and thus represent a Level 3 measurement.

In accordance with the acquisition method of accounting, the purchase price of CC&V has been allocated to the acquired assets and assumed liabilities based on their estimated fair values on the acquisition date. The fair value estimates were based on, but not limited to quoted market prices, where available; expected future cash flows based on estimated reserve quantities; costs to produce and develop reserves; current replacement cost for similar capacity for certain fixed assets; and appropriate discount rates and growth rates. The excess of the total consideration over the estimated fair value of the amounts initially assigned to the identifiable acquired assets and liabilities assumed has been recorded as mineral interest.

During the second quarter of 2016, the final valuation of acquired assets and liabilities assumed was completed. There were no adjustments to the purchase price allocation since December 31, 2015.

The following table summarizes the final purchase price allocation for CC&V:

Assets:
Cash and cash equivalents	$2
Inventories	15
Stockpiles and ore on leach pads	75
Other current assets	1
Current assets	93
Property, plant and mine development, net	671
Stockpiles and ore on leach pads	175
Total assets	$939

Liabilities:
Debt	$3
Accounts payable	28
Employee-related benefits	2
Other current liabilities	12
Current liabilities	45
Debt	10
Reclamation and remediation liabilities	63
Total liabilities	$118

Net assets acquired	$821